                                                                       EXHIBIT 4

               [GRAPHIC OF TV FILME, INC. BANKNOTE CERTIFICATE]

                                TV FILME, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common       UNIF GIFT MIN ACT --___Custodian___
     TEN ENT -- as tenants by the entirelies                  (Cust)     (Minor)
     JT TEN  -- as joint tenants with right of     under Uniform Gifts to Minors
                survivorship and not as tenants    Act______________
                in common                                (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received,_____________________________ does hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
- -----------------------------------------

- -----------------------------------------



- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------



- ------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint


- ----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________________



                               Signature:

                               ------------------------------------------------
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guaranteed


By: ___________________________________________________________________________
    The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.